Exhibit 10.28

SECOND AMENDMENT TO

NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), is entered into effective as of March 13, 2018 by and among Diamond State Generation Partners, LLC, a Delaware limited liability company (the “Company”) and the Holders that have duly executed counterparts of this Amendment. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Note Purchase Agreement (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the Note Purchase Agreement and the rules of interpretation set forth in the Note Purchase Agreement apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Note Purchase Agreement, dated March 20, 2013 (as amended from time to time, the “Note Purchase Agreement”), by and among the Company and each of the Purchasers (as defined in the Note Purchase Agreement) party thereto; and

WHEREAS, the Company and the undersigned Holders wish to hereby amend the Note Purchase Agreement, in accordance with Section 17.1 of the Note Purchase Agreement, by amending Section 7.1 of the Note Purchase Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to the Note Purchase Agreement. Section 7.1(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(a) Annual Financial Statements. As soon as practicable and in any event no later than March 31 of the calendar year immediately following the final day of each applicable fiscal year, audited financial statements of the Company and Sponsor (it being acknowledged that such requirement may be satisfied by the delivery of the appropriate report on Form 10-K filed with the SEC, if applicable), all prepared in accordance with GAAP consistently applied and setting forth, in each case, in comparative form the figures for the previous fiscal year. Such financial statements shall include a statement of equity, a balance sheet as of the close of such year, an income and expense statement, reconciliation of capital accounts (where applicable), a statement of cash flow and summary results of hedging and trading activities (in the case of the Company only), reported on without a qualification arising out of the scope of the audit, and certified by an independent certified public accountant of nationally recognized standing selected by the Person whose financial statements are being prepared. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant. The relevant accountant for the Company shall also certify that in making the examination necessary for reporting on the foregoing financial statements no knowledge was obtained of any Default or Event of Default, except as disclosed in such certificate.

Section 2. No Defaults or Events of Default. Except as explicitly noted to the contrary in that certain Notice under Note Purchase Agreement delivered by the Company to the Noteholders on February 27, 2018, no Default or Event of Default under the Note Purchase Agreement has occurred and is continuing as of the Effective Date.

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Section 3. Effective Date. This Amendment has been duly executed by the Company. This Amendment shall be effective upon the receipt by, or on behalf of, the Company of duly executed counterparts of this Amendment signed by Holders constituting the Required Holders (the “Effective Date”).

Section 4. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Note Purchase Agreement remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The Note Purchase Agreement and this Amendment shall be read and construed as one instrument.

Section 5. Headings. Article and Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such Article and Section headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 6. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 7. Severability. Any provision of this Amendment that is invalid, illegal, prohibited or unenforceable in any respect in any jurisdiction, shall as to such jurisdiction be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without affecting, invalidating or impairing the validity, legality and enforceability of the remaining provisions hereof; and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not affect, invalidate or impair such provision in any other jurisdiction.

Section 8. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Amendment and return it to the Company.

Very truly yours,
DIAMOND STATE GENERATION PARTNERS, LLC

By	/s/ Mark Mesler
Name: Mark Mesler
Title: Vice President

Signature Page to Second Amendment to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

C. M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

MASSMUTUAL ASIA LIMITED

By: Babson Capital Management LLC, its investment adviser

By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

MODERN WOODMEN OF AMERICA

By:
Name:
Title:

AXA EQUITABLE LIFE INSURANCE COMPANY

By:
Name:
Title:

Signature Page to Second Amendment to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:
Name:
Title:

C. M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:
Name:
Title:

MASSMUTUAL ASIA LIMITED

By: Babson Capital Management LLC, its investment adviser

By:
Name:
Title:

MODERN WOODMEN OF AMERICA

By:	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager Private Placements

By:	/s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager, Fixed Income

AXA EQUITABLE LIFE INSURANCE COMPANY

By:
Name:
Title:

Signature Page to Second Amendment to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:
Name:
Title:

C. M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:
Name:
Title:

MASSMUTUAL ASIA LIMITED

By: Babson Capital Management LLC, its investment adviser

By:
Name:
Title:

MODERN WOODMEN OF AMERICA

By:
Name:
Title:

By:
Name:
Title:

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

Signature Page to Second Amendment to Note Purchase Agreement

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: Nuveen Alternatives Advisors, LLC
Its: Investment Manager

By:	/s/ Joseph R. Cantey Jr.
Name: Joseph R. Cantey Jr.
Title: Senior Director

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:
Name:
Title:

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:

Signature Page to Second Amendment to Note Purchase Agreement

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: Nuveen Alternatives Advisors, LLC
Its: Investment Manager

By:
Name:
Title:

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Stuart Shepetin
Name: Stuart Shepetin
Title: Investment Officer

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Stuart Shepetin
Name: Stuart Shepetin
Title: Investment Officer

Signature Page to Second Amendment to Note Purchase Agreement